Exhibit 3.89 STATE OF TENNESSEE Tre Hargett, Secretary of State Division of Business Services 312 Rosa L. Parks Avenue 6th Floor, William R. Snodgrass Tower Nashville, TN 37243

CFS

8161 Hwy. 100, 172

Nashville, TN 37221 USA

Request Type: Certified Copies	Issuance Date: 06/18/2010
Request #: 15866	Copies Requested: 1

Document Receipt
Receipt #: 202459	Filing Fee:	$20.00
Payment-Check/MO - CFS, Nashville, TN		$40.00

Deposit-Account - CFS, Nashville, TN		$20.00

I, Tre Hargett, Secretary of State of the State of Tennessee, do hereby certify that LINK2GOV CORP., Control # 414615 was formed or qualified to do business in the State of Tennessee on 09/25/2001. LINK2GOV CORP. has a home jurisdiction of Davidson County and is currently in an Active status.

Tre Hargett, Secretary of State
Business Services Division

Processed By: Nichole Hambrick

The attached document(s) was/were filed in this office on the date(s) indicated below:

Reference #	Date Filed	Filing Description
4298-1887	09/25/2001	Initial Filing
4306-1729	10/04/2001	Merger - Survivor
4306-1763	10/04/2001	Articles of Amendment
4596-1886	09/17/2002	Articles of Amendment
ROLL 4607	09/20/2002	Dissolution/Revocation - Administrative
4651-0917	11/13/2002	Reinstatement
4783-1164	04/10/2003	Articles of Amendment
4798-1127	04/28/2003	Articles of Amendment
5057-0871	03/04/2004	2003 Annual Report (Due 04/01/2004)
5090-1366	03/30/2004	Articles of Amendment
5440-1835	04/22/2005	Articles of Amendment
5559-1522	09/22/2005	Articles of Amendment
5603-2305	11/18/2005	Amended and Restated Formation Documents
5603-2307	11/18/2005	Merger-Survivor

Phone 615-741-6488 * Fax (615) 741-7310 * Website: http://tnbear.tn.gov/

The attached document(s) was/were filed in this office on the date(s) indicated below:

Reference #	Date Filed	Filing Description
ROLL 5835	08/21/2006	Dissolution/Revocation - Administrative
5895-1451	11/30/2006	Reinstatement
6433-0156	01/29/2009	2008 Annual Report (Due 04/01/2009)
A0014-2535	03/30/2010	2009 Annual Report (Due 04/01/2010)

Phone 615-741-6488 * Fax (615) 741-7310 * Website: http://tnbear.tn.gov/

CHARTER OF L2G NEWCO, INC.	RECEIVED STATE OF TENNESSEE 01 SEP 25 PM 12:01 RILEY DARNELL SECRETARY OF STATE

The undersigned person, having capacity to contract and acting, as the incorporator of a corporation under Section 48-12.101 of the Tennessee Business Corporation Act (the “Act”), adopts the following charter for such corporation:

ARTICLE 1. Name. The name of the corporation is L2G Newco, Inc. (the “Corporation”).

ARTICLE 2. Registered Office and Registered Agent. The address of the registered office of the Corporation in Tennessee is One Burton Hills Boulevard, Suite 300, Nashville, Davidson County, Tennessee 37215. The Corporation’s registered agent at the registered office is Mark McDonald.

ARTICLE 3. Incorporator. The name and address of the sole incorporator of the Corporation is Matthew R. Burnstein, Esq., 511 Union Street, Suite 2100, Nashville, Davidson County, Tennessee 37219.

ARTICLE 4. Principal Office. The address of the principal office of the Corporation is One Burton Hills Boulevard, Suite 300, Nashville, Davidson County, Tennessee 37215.

ARTICLE 5. Corporation for Profit. The Corporation is for profit.

ARTICLE 6. Capital Stock. The Corporation shall have authority, acting by its Board of Directors, to issue not more than twenty five million (25,000,000) shares divided into classes as follows:

I. COMMON STOCK. Twenty million (20,000,000) shares shall be shares of common stock, no par value (“Common Stock”). All shares of Common Stock shall be one and the same class and when issued shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable.

Section 1. Subject to the other provisions of this Charter, the holders of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation. The holders of Common Stock shall be entitled to share ratably in any such dividends.

Section 2. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, all assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the full amounts to which they shall be entitled pursuant to this Article 6, as hereinafter provided, shall be divided and distributed among the holders of the Common Stock according to their respective shares and in accordance with this Charter.

Section 3. Each holder of Common Stock shall have one vote in respect of each share of stock held by him on each matter on which the holders of Common Stock of the Corporation shall be entitled to vote, and no holder of Common Stock shall be entitled to cumulate his votes.

II. PREFERRED STOCK. Five million (5,000,000) shares shall be shares of preferred stock, no par value (“Preferred Stock”).

Section 1. The Board of Directors is hereby authorized to issue the Preferred Stock from time to time in one or more series and shall have such distinctive designations as may be stated in the articles of amendment providing for the issue of such stock adopted by the Board of Directors. In such articles of amendment providing for the issuance of shares of each particular series, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the full extent allowable by law except insofar as such rights and preferences are fixed herein. Such authorization of the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in the following respects:

(a) The rate of dividend:

(b) Whether shares can be redeemed, or called and, if so, the redemption or call price and terms and conditions of redemption or call;

(c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

(d) The purchase, retirement or sinking fund provisions, if any, for the call, redemption or purchase of shares;

(e) The terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

(f) Whether or not shares have voting rights, and the extent of such voting rights, if any, including the number of votes per share; and

(g) Whether or not shares shall be cumulative, non-cumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

All shares of the Preferred Stock shall be of equal rank and shall be identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinabove provided in this paragraph and which may vary among the series. Unless set forth hereinafter, different series of the Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except when such voting by classes is expressly required by law.

Section 2. The holders of Preferred Stock are entitled to receive, when and as declared by the Board of Directors, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular series as theretofore fixed and determined by the Board of Directors as hereinbefore authorized, and no more; such dividends to be payable before any dividend on Common Stock or any other junior stock shall be paid or set apart for payment. Arrearages in the payment of dividends shall not bear interest.

Section 3. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount in cash for each share equal to the amount fixed and determined by the Board of Directors in any articles of amendment providing for the issue of any particular series of Preferred Stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the articles of amendment of the Board of Directors providing for the issue of such series of Preferred Stock or by declaration of the Board of Directors, on each such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Common Stock.

2

III. SERIES A AND SERIES B CONVERTIBLE PREFERRED STOCK.

Section 1. Description. Six Hundred Sixty Six Thousand Six Hundred Sixty-Seven (666,667) shares of Preferred Stock are hereby designated as “Series A Convertible Preferred Stock” (the “Series A Stock”). Three Million (3,000,000) shares of Preferred Stock are hereby designated as “Series B Convertible Preferred Stock” (the “Series B Stock”). The remaining 1,333,333 shares of authorized Preferred Stock shall remain undesignated. The Series A Stock and the Series B Stock are referred to, together, as the “Senior Preferred Stock.” The Series B Stock shall, with respect to dividend rights and rights on liquidation, dissolution, and winding-up, rank senior and prior to the Series A Stock to the extent and in the manner provided herein.

Section 2. Liquidation Rights.

(a) Treatment at Liquidation. Dissolution or Winding Up.

(i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, or consolidation, reorganization or merger of the Corporation, other than a consolidation or merger with another corporation whereby the holders of the Corporation’s capital stock immediately prior to such consolidation or merger hold not less than fifty-one percent (51%) of the voting power of the surviving corporation immediately after such consolidation or merger (except that additional purchases by existing shareholders will not be so treated), or a sale of all or substantially all of the assets of the Corporation (each, a “Liquidating Event”), the holders of Senior Preferred Stock shall, subject to Section 2(a)(iii) below, be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, before payment or distribution of any of such assets to the holders of any other class of the Corporation’s capital stock, an amount equal to (A) in the case of the Series A Stock, $1.00 per share of Series A Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series A Liquidation Price”) plus all accrued and unpaid dividends thereon, to the extent declared, and (B) in the case of the Series B Stock, $1.00 per share of Series B Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series B Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series B Liquidation Price”), plus all accrued and unpaid dividends thereon, to the extent declared.

(ii) After the payment or setting apart of payment to the holders of the Senior Preferred Stock of all amounts distributable to them under Section 2(a)(i) hereof, the holders of the Senior Preferred Stock (on an as-if-converted basis) and the holders of the Common Stock, together, shall be entitled to share ratably in the remaining assets of the Corporation.

(iii) If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of Senior Preferred Stock of all amounts distributable to them under Section 2(a)(i) hereof, then the entire assets of the Corporation available for such distribution shall be distributed first (A) ratably among the holders of Series B Stock on the basis of the Series B Liquidation Price, and then (B) ratably among the holders of Series A Stock on the basis of the Series A Liquidation Price.

3

(b) Distributions Other than Cash. Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

Section 3. Conversion. The holders of Senior Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert; Conversion Price. Subject to the other provisions hereof, each share of Senior Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Senior Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined (A) in the case of the Series A Stock, by dividing the Series A Liquidation Price by the Series A Conversion Price (as hereinafter defined) in effect at the time of conversion, and (B) in the case of the Series B Stock, by dividing the Series B Liquidation Price by the Series B Conversion Price (as hereinafter defined) in effect at the time of the conversion. The Series A Conversion Price for purposes of calculating the number of shares of Common Stock deliverable upon conversion without the payment of any additional consideration by the holder of Series A Stock (the “Series A Conversion Price”) shall initially be $1.00 per share of Common Stock and shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which Series A Stock is convertible, as hereinafter provided. The Series B Conversion Price for purposes of calculating the number of shares of Common Stock deliverable upon conversion without the payment of any additional consideration by the holders of the Series B Stock (the “Series B Conversion Price”) shall initially be $ 1.00 per share of Common Stock and shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which Series B Stock is convertible, as hereinafter provided.

(b) Mechanics of Conversion. Before any holder of Senior Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Senior Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Senior Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price or Series B Conversion Price (as the case may be). The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Senior Preferred Stock, or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Senior Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c) Automatic Conversion.

(i) Each share of Senior Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series A Conversion Price or Series B Conversion Price (as the case may be) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended,

4

covering the offer and sale of Common Stock for the account of the Corporation to the public at an initial public offering price per share of not less than $3.00 per share (adjusted, in the manner in which the Series A Conversion Price and Series B Conversion Price are adjusted pursuant to Section 3(d) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with net proceeds to the Corporation of not less than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted that Preferred Stock until the closing of such offering).

(ii) Each share of Series A Stock and Series B Stock shall automatically be converted into shares of Common Stock at the then effective Series A Conversion Price or Series B Conversion Price (as the case may be) upon the written election of the holders of not less than (A) a majority in voting power of the applicable series of Senior Preferred Stock, each such series voting together as a separate class.

(iii) Upon the occurrence of an event specified in Section 3(c)(i) or (ii) hereof, as the case may be, all shares of the applicable series of Senior Preferred Stock being converted pursuant to such event (but not any other series of Senior Preferred Stock) shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares arc surrendered to the Corporation or the transfer agent for the Senior Preferred Stock; provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate or certificates evidencing such shares of Senior Preferred Stock being converted are either delivered to the Corporation or the transfer agent of the Senior Preferred Stock, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the automatic conversion of a series Senior Preferred Stock, each holder of such series of Senior Preferred Stock shall surrender the certificate or certificates representing such holder’s shares of Senior Preferred Stock at the office of the Corporation or of the transfer agent for the Senior Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder’s name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Senior Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Senior Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price or Series B Conversion Price (as the case may be).

(d) Adjustments to Conversion Price for Diluting Issues.

(i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

(A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(B) “Original Issue Date” shall mean, with respect to each series of Preferred Stock, the date on which a share of such series of Preferred Stock was first issued.

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Preferred Stock issued on or before the applicable Original Issue Date) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

5

(D) “Additional Shares of Common Stock” shall mean, when used with respect to a series of Senior Preferred Stock, all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date of such series, other than:

(I) shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock or the exercise of Options issued on or before the applicable Original Issue Date;

(II) shares of Common Stock issued or issuable by reason of a dividend, distribution or split, subdivision or combination of shares of Common Stock issued on or before the applicable Original Issue Date;

(III) up to 300,000 shares of Common Stock issued or issuable to officers, employees of, or consultants to, or directors of, the Corporation pursuant to a stock purchase or option plan or other stock bonus arrangement (collectively, the “Employee Plans”) approved by the majority of the members of the Board of Directors that hold their directorship solely in respect of Preferred Stock (“Preferred Directors”);

(IV) shares of Common Stock issued in connection with any acquisition, merger, sale of assets or other business combination, any joint venture, strategic alliance, distribution agreement, lease or any other contract with a vendor for bona fide services or products; or

(V) shares of Common Stock issuable in connection with a nonconvertible loan having an original maturity of 12 months or less.

(ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which a share of a series of Senior Preferred Stock is convertible shall be made, by adjustment in the Series A Conversion Price or Series B Conversion Price (except as may be otherwise stated in Section 3(e) hereof) in respect of the issuance of Additional Shares of Common Stock or otherwise, (A) unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series A Conversion Price or Series B Conversion Price, as the case may be, in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (B) if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of such series of Senior Preferred Stock agreeing that no such adjustment shall be made to such series as the result of the issuance of Additional Shares of Common Stock. The Corporation shall provide written notice of any such agreement to all registered holders of such series of Senior Preferred Stock.

(iii) Issues of Securities Deemed Issues of Additional Shares of Common Stock.

(A) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of

6

such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefore, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(I) no further adjustment in the Series A Conversion Price or Series B Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities:

(II) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Series A Conversion Price or Series B Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(III) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Convertible Securities computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(a) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of Such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(b) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

7

(IV) no readjustment pursuant to clause (II) or (III) above shall have the effect of increasing the Series A Conversion Price or Series B Conversion Price to an amount which exceeds the lower of (a) the applicable conversion price on the original adjustment date, or (b) the applicable conversion price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(V) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Series A Conversion Price or Series B Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (III) above; and

(VI) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series A Conversion Price or Series B Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the actual date of their issuance.

(B) Stock Dividends. Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event. Additional Shares of Common Stock shall be deemed to have been issued:

(I) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

(II) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which Corporation action becomes effective.

If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made for the Series A Conversion Price or Series B Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and, thereafter, the Series A Conversion Price or Series B Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the time of actual payment of such dividend.

(iv) Adjustment of Conversion Prices of Senior Preferred Stock Upon issuance of Additional Shares of Common Stock.

(A) In the event the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(B), which event is dealt with in Section 3(d)(iv) hereof), without consideration or for a consideration per share less than the applicable Series A Conversion Price or Series B Conversion Price (as the case may be) in effect on the date of and immediately prior to such issue, then and in such event, the

8

Series A Conversion Price or Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A Conversion Price or Series B Conversion Price (as the case may be) by a fraction, the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Conversion Price or Series B Conversion Price (as the case may be), and the denominator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of Additional Shares of Common Stock so issued or deemed to be issued.

(B) For the purposes of Section 3(d)(iv)(A) hereof, all shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to any issue of Additional Shares of Common Stock, or any event with respect to which Additional Shares of Common Stock shall be deemed to be issued, shall be deemed to be outstanding; [Illegible] and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 3(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

(C) Notwithstanding anything to the contrary contained herein, [Illegible] the applicable Series A Conversion Price [Illegible] or Series B Conversion Price in effect at the time Additional Shares of Common Stock are issued or deemed to be issued shall not be reduced pursuant to Section 3(d)(iv)(A) hereof at such time if the amount of such reduction would be an amount less than $0.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

(v) Determination of Consideration. For purposes of this Section 3(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(I) insofar as it consists of cash, be computed as the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

(B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing (I) the total amount, if any, received or receivable by the

9

Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

(A) Stock Dividends, Distributions or Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date of any series of Preferred Stock shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event the Conversion Price of such series of Preferred Stock in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, he proportionately decreased.

(B) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of such series in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(e) No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against impairment.

(f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price or Series B Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price or Series B Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon conversion of each share of Series A Stock or Series B Stock.

(g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who

10

are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(h) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Preferred Stock.

(i) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Preferred Stock; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of such shares of Preferred Stock or any tax based on the net income of any transferor or transferee.

(j) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock, in any manner which interferes with the timely conversion or transfer of such Preferred Stock.

Section 4. Voting Rights.

(a) Except as otherwise required by law or as provided in Section 4(b) or Section 6 hereof, the holders of Senior Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders’ meeting and to vote as one class upon any matter submitted to the stockholders for a vote, on the following basis: each holder of Senior Preferred Stock shall have that number of votes per share of Senior Preferred Stock as is equal to the number of whole shares of Common Stock into which each such share of Senior Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting.

(b) (i) The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Stock given in writing or by vote at a meeting (a) alter or change the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series A Stock; or (b) increase the total number of authorized shares of Series A Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Stock given in writing or by vote at a meeting (a) alter the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series B Stock; or (b) increase the total number authorized shares of Series B Stock.

(ii) The holders of the Series A Stock, voting as a separate class, shall be entitled to elect one (I) director of the Corporation. The holders of the Series B Stock, voting as a separate class, shall be entitled to elect two (2) directors of the Corporation. The holders of the Senior Preferred Stock and the Common Stock, voting together as a single class, shall be entitled to elect one (1) director of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of each of the Series A Stock, the Series B Stock, and the Senior Preferred Stock and Common Stock (taken together) then outstanding shall constitute a quorum of the Series A Stock, Series B Stock, or Senior Preferred Stock and Common Stock (taken together) respectively, for the election of directors to be elected solely by the holders of each such class or group of classes. A vacancy in any directorship elected by the holders of the Series A Stock, Series B Stock, or Senior Preferred Stock and Common Stock (taken together), respectively, shall be filled only by vote or written consent of the holders a majority of the outstanding shares of the Series A Stock, Series B Stock, or Senior Preferred Stock and Common Stock (taken together), respectively.

11

(c) (i) In addition to any rights which may be available under the Corporation’s By-laws or otherwise under law, the holders of not less than ten percent (10%) of the outstanding Senior Preferred Stock shall be entitled to call meetings of the stockholders of the Corporation. Within five (5) business days of written application by the holders of not less than ten percent (10%) of the outstanding Senior Preferred Stock, the President or Secretary, or such other officer of the Corporation as may be authorized in the By-laws of the Corporation to give notice of meetings of stockholders of the Corporation, shall notify each stockholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting.

(ii) Notwithstanding any provision of the Corporation’s By-laws to the contrary, each holder of the Corporation’s stock shall be entitled to at least three (3) days written notice of any stockholders’ meeting if such notice is delivered by hand, and any such notice which is mailed shall be mailed by first class mail at least five (5) days before the date fixed for such meeting.

Section 5. Dividend Rights. The Corporation shall be under no obligation to pay any dividends unless so declared by the Board of Directors. The Corporation shall not pay any dividends on any class of Preferred Stock or the Common Stock without the prior written approval of the holders of seventy-five percent (75%) of the shares of the Senior Preferred Stock; provided, however, that the Corporation may pay such dividends upon any event of Automatic Conversion as set forth in Section 3(c) hereof.

Section 6. Covenants.

(a) So long as any shares of Senior Preferred Stock shall be outstanding, the Corporation shall not, without first having provided the written notice of such proposed action to each holder of outstanding shares of Senior Preferred Stock required by Section 6(c) hereof and, except as provided in Section 6(b) below, having obtained the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Senior Preferred Stock:

(i) amend, alter or repeal any provision of, or add any provision to, the Corporation’s Charter or By-laws, whether or not such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Senior Preferred Stock, other than designating a series of Preferred Stock having a preference or priority as to assets junior to any such priority or preference of the Senior Preferred Stock.

(ii) reclassify any Common Stock into shares having any preference or priority as to assets superior to or on a parity with any such preference or priority of the Senior Preferred Stock;

(iii) create, authorize or issue any other class or classes of stock or series of Common Stock or Preferred Stock or any security convertible into or evidencing the right to purchase shares of any class or series of Common Stock or Preferred Stock or any capital stock of the Corporation senior to or on a parity with the Senior Preferred Stock;

(iv) pay or declare any dividend or distribution on any shares of Common Stock (or any other class or series of the Corporation’s capital stock) or apply any of its assets to the redemption, retirement, purchase or other acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except (A) from officers, employees or directors of, or consultants to, the Corporation upon termination of their status as such pursuant to agreements containing vesting and/or repurchase provisions approved by the Board of Directors of the Corporation or (B) in a transaction approved by the Company’s Board of Directors involving no cash payment by the Corporation; or

12

(v) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or substantially all the assets of the Corporation or any of its subsidiaries, any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation or any of its subsidiaries or any recapitalization of the Corporation.

(b) The Corporation must have obtained the affirmative vote or written consent of the holders of not less than a majority in voting power of the outstanding shares of the Series B Stock to take any action that otherwise requires a vote of approval pursuant to items “(ii)”, “(iii)” or “(iv)” in Section 6(a).

(c) Notwithstanding any other provision of this Certificate of Incorporation or the Corporation’s By-laws to the contrary, notice of any action specified in Section 6(a) hereof shall be given by the Corporation to each holder of shares of Senior Preferred Stock by first class mail, postage prepaid, addressed to such holder at the last address of such holder as shown by the records of the Corporation, at least ten (10) days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least ten (10) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Senior Preferred Stock may waive any notice required by this Section 6(c) by a written document indicating such waiver.

Section 7. No Reissuance of Preferred Stock. No share or shares of any Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

ARTICLE 7. Limitation on Directors’ Liability. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 48l8-304 of the Act,. as amended from time to time. If the Tennessee Business Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act, as so amended. Any repeal or modification of the foregoing by the shareholders shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE 8. Indemnification. The Corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an “indemnities”). The Corporation. may, to the full extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against him or

13

her. To the full extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement to the full extent permitted by law, both as to action in his official capacity and as to action in another capacity while holding such office. Notwithstanding the foregoing, the Corporation shall not indemnify any such indemnitee (1) in any proceeding by the Corporation against such indemnitee; or (2) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 48-18-304 of the Act.

Dated: September 25, 2001

Matthew R. Burnstein, Incorporator

14

RECEIVED STATE OF TENNESSEE 01 OCT - 4 PM 2:10 RILEY DARNELL SECRETARY OF STATE	ARTICLES OF MERGER OF LINK2GOV CORP. INTO L2G NEWCO, INC.

Pursuant to Section 48-21-107 of the Tennessee Business Corporation Act, LINK2GOV Corp., a Tennessee corporation (the “Company”), and L2G Newco, Inc., a Tennessee corporation (“Newco”), hereby adopt the following Articles of Merger:

1. The Plan of Merger is attached hereto as Exhibit A and incorporated herein by reference.

2. As to the Company, shareholder approval is required. The Plan of Merger was approved by the affirmative vote of the required percentage of all of the votes entitled to be cast by the shareholders of the Company.

3. As to Newco, shareholder approval is required. The Plan of Merger was approved by the affirmative vote of the required percentage of all of the votes entitled to be cast by the shareholders of Newco.

4. The Plan of Merger shall be effective upon the filing of the Articles of Merger with the Secretary of State of Tennessee.

IN WITNESS WHEREOF, each of the undersigned corporations has duly caused these Articles of Merger to be executed by their respective duly authorized officers as of this 27th day of September, 2001.

LINK2GOV Corp.		L2G Newco, Inc.

By:		By:
	Mark McDonald		Tom Tarver
	President		President

Exhibit A

PLAN OF MERGER

OF

LINK2GOV CORP.

WITH AND INTO

L2G NEWCO, INC.

WHEREAS, LINK2GOV Corp. (“L2G”) is a corporation duly organized and validly existing under the laws of the State of Tennessee;

WHEREAS, L2G Newco, Inc. (“Newco”) is a corporation duly organized and existing under the laws of the State of Tennessee; and

WHEREAS, the Boards of Directors of L2G and Newco have each determined that it is advisable that L2G merge with and into Newco upon the terms and conditions provided herein.

NOW THEREFORE, L2G and Newco hereby agree to merge into a single corporation as follows:

1.	Constituent Corporations; Surviving Corporation. Pursuant to this Plan of Merger, L2G proposes to merge with and into Newco, with Newco being the “Surviving Corporation” (“the Merger”). The Surviving Corporation’s name shall be L2G Newco, Inc.

2.	Terms and Conditions of Merger. The Merger will become effective upon the filing of the Articles of Merger (the “Articles of Merger”) in the office of the Secretary of State of the State of Tennessee (the “Effective Time”).

a.	Continuation of Newco. The name, identity, purpose, existence, rights privileges, powers, franchises, properties, and assets of Newco shall continue unaffected and unimpaired by the Merger.

b.	Termination of Existence of L2G. Following the effectiveness of the Merger, the separate existence of L2G shall cease, and all rights, privileges, powers, properties, and assets of L2G shall be vested in Newco and shall be effectively the property of Newco as they were of L2G.

3.	Organization of Surviving Corporation.

a.	Governing Documents. The Charter of Newco shall be the Charter of the Surviving Corporation (the “Charter”), and the Bylaws of Newco shall be the Bylaws of the Surviving Corporation (the “Bylaws”), at and after the Effective Time.

b.	Directors and Officers. The directors and officers of Newco shall be the directors and officers of the Surviving Corporation immediately at and after the Effective Time. Each such director and officer shall hold such office until his successor has been elected or appointed and qualified to serve, or as otherwise provided by the Charter or Bylaws.

4.

Conversion of Series B Preferred Stock. At the Effective Time, each issued and outstanding share of the Series B Preferred Stock of L2G (“L2G Series B Preferred Stock”), shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into .217 shares of the Series A Preferred Stock of Newco (“Newco Series A Preferred Stock”). The stock transfer books of L2G shall be closed and no transfer of shares of L2G Series B

Preferred Stock shall be made. Each outstanding share of L2G common stock and L2G Series A Preferred Stock and all outstanding options and warrants to purchase the Common Stock of L2G will be cancelled. After the Effective Time, outstanding certificates of L2G Series B Preferred Stock previously representing shares of L2G Series B Preferred Stock shall be surrendered to the Secretary of Newco and new certificates representing the appropriate number of shares of Newco Series A Preferred Stock shall be issued.

Dated: September 27, 2001

ARTICLES OF AMENDMENT TO THE CHARTER OF L2G NEWCO, INC.	RECEIVED STATE OF TENNESSEE 01 OCT - 4 PM 3:41 RILEY DARNELL SECRETARY OF STATE

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended, the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1.	The name of the corporation is L2G Newco, Inc.

2.	Article 1 of the Charter is hereby amended and restated in its entirety to read as follows:

“The name of the Corporation is LINK2GOV Corp. (the “Corporation”).”

3.	The amendment was duly adopted by the Board of Directors and the sole stockholder of the Corporation on September 27, 2001.

4.	Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

5.	This Amendment shall be effective when filed with the Tennessee Secretary of State.

(signatures begin on following page)

IN WITNESS WHEREOF, L2G Newco, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its president on this 5th day of October, 2001.

L2G Newco, Inc.

By:
Tom Tarver President

ARTICLES OF AMENDMENT TO THE CHARTER OF LINK2GOV CORP.

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended, the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1. The name of the Corporation is LINK2GOV Corp. The original Charter of the Corporation was filed on September [Illegible] 2001 under the name “L2G Newco, Inc.”

2. ARTICLE 6 of the [Illegible] is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

3. These Articles of Amendment were duly adopted by the unanimous written consent of the Board of Directors on August 16, 2002 and duly approved by the shareholders of the Corporation at a special meeting on September 3, 2002.

4. Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

5. This Amendment shall be effective when filed with the Tennessee Secretary of State.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its president on this    day of September, 2002.

LINK2GOV CORP.

By:
Tom Tarver, President

EXHIBIT A

ARTICLE 6. Capital Stock. The Corporation shall have authority, acting by its Board of Directors, to issue not more than twenty five million (25,000,000) shares divided into classes as follows:

I. COMMON STOCK. Twenty million (20,000,000) shares shall be shares of common stock, no par value (“Common Stock”). All shares of Common Stock shall be one and the same class and, when issued, shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable.

Section 1. Subject to the other provisions of this Charter, the holders of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation. The holders of Common Stock shall be entitled to share ratably in any such dividends.

Section 2. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, all assets and funds of the Corporation remaining after payment to the holders of the preferred stock of the full amounts to which they shall be entitled pursuant to this ARTICLE 6 except hereinafter provided, shall be divided and distributed among the holders of the Common Stock according to their respective shares and in accordance with this Charter.

Section 3. Each holder of Common Stock shall have one vote in respect of each share held by him on each matter on which the holders of Common Stock of the Corporation shall be entitled to vote, and no holder of Common Stock shall be entitled to cumulate his votes.

II. PREFERRED STOCK. Five million (5,000,000) shares shall be shares of preferred stock, no par value.

Section 1. The Board of Directors is hereby authorized to issue preferred stock from time to time in one or more series and shall have such distinctive designations as may be stated in the articles of amendment providing for the issue of such stock adopted by the Board of Directors. In such articles of amendment providing for the issuance of shares of each particular series, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the full extend allowable by law except insofar as such rights and preferences are fixed herein. Such authorization of the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in the following respects:

(a) The rate of dividend:

(b) Whether shares can be redeemed or called and, if so, the redemption or call price and terms and conditions of redemption or call;

(c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

(d) The purchase, retirement or sinking fund provisions, if any, for the call, redemption or purchase of shares;

(e) The terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

1

(f) Whether or not shares have voting rights, and the extent of such voting rights, if any, including the number of votes per share; and

(g) Whether or not shares shall be cumulative, non-cumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

All shares of preferred stock shall be of equal rank and shall be identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinabove provided in this paragraph and which may vary among the series. Unless set forth hereinafter, different series of preferred stock shall not be construed to constitute different classes of stock for the purpose of voting by classes except when such voting by classes is expressly required by law.

Section 2. The holders of preferred stock are entitled to receive, when and as declared by the Board of Directors, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular series as theretofore fixed and determined by the Board of Directors as hereinbefore authorized, and no more; such dividends to be payable before any dividend on Common Stock or any other junior stock shall be paid or set apart for payment. Arrearages in the payment of dividends shall not bear interest.

Section 3. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of preferred stock shall be entitled to receive, out of the net assets of the Corporation, an amount in cash for each share equal to the amount fixed and determined by the Board of Directors in any articles of amendment providing for the issue of any particular series of preferred stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the articles of amendment of the Board of Directors providing for the issue of such series of preferred stock or by declaration of the Board of Directors, an each such share up to the date fixed fox distribution, and no more, before any distribution shall be made to the holders of Common Stock.

III. SERIES A. SERIES A-1, SERIES B AND SERIES C. CONVERTIBLE PREFERRED STOCK.

Section 1. Description. Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (666,667) shares of preferred stock are hereby designated as “Series A Convertible Preferred Stock” (the “Series A Stock”). Two hundred seventy-seven thousand seven hundred seventy-nine (277,779) shares of preferred stock are hereby designated as “Series A-1 Convertible Preferred Stock” (the “Series A-1 Stock”). Two Million One Hundred Seventy-Four Thousand Four Hundred Sixty (2,174,460) shares of preferred stock are hereby designated as “Series B Convertible Preferred Stock” (the “Series B Stock”). Seven hundred sixty-six thousand three hundred twenty-three (766,323) of preferred stock are hereby designated as “Series C Convertible Preferred Stock” (the “Series C Stock”) As used in this Part III, the Series A Stock, the Series A-1 Stock, the Series B Stock and the Series C Stock are, collectively, the “Preferred Stock”

Section 2. Liquidation Rights.

(a) Treatment at Liquidation, Dissolution or Winding Up.

(i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, or consolidation, reorganization or merger of the Corporation, other than a consolidation or merger with another corporation whereby the holders of the Corporation’s capital stock immediately prior to such consolidation or merger hold not less than fifty-one percent (51%) of the voting power of the surviving corporation immediately

2

after such consolidation or merger (except that additional purchases by existing shareholders will not be so treated), or a sale of all or substantially all of the assets of the Corporation (each, a “Liquidating Event”), the holders of Preferred Stock shall, subject to Section 2(a)(iii) below, be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, before payment or distribution of any of such assets to the holders of any other class of the Corporation’s capital stock, an amount equal to (A) in the case of the Series A Stock, $1.00 per share of Series A Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series A Liquidation Price”) plus all declared but unpaid dividends thereon, (B) in the case of the Series A-1 Stock, $1.80 per share of Series A-1 Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A-1 Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series A-1 Liquidation Price”) plus all declared but unpaid dividends thereon, (C) in the case of the Series B Stock. $1.00 per share of Series B Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series B Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series B Liquidation Price”), plus all declared but unpaid dividends thereon, and (D) in the case of the Series C Stock, $2.936099 per share of Series C Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series C Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series C Liquidation Price”), plus all declared but unpaid dividends thereon.

(ii) If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of Preferred Stock of all amounts distributable to them under Section 2(a)(i) hereof, then the entire assets of the Corporation available for such distribution shall be distributed[Illegible] first, ratably among the holders of Series B Stock and Series C Stock in proportion to the full [Illegible] to which they would otherwise be respectively entitled based on their respective liquidation preferences, second, ratably among the holders of the Series A Stock, and third, ratably among the holders of the Series A-1 Stock.

(iii) After the payment or setting apart of payment to the holders of the Preferred Stock of all amounts distributable to them under Section 2(a)(i) and Section 2(a)(ii) hereof, including any distribution that may be required with respect to any series of preferred stock that may from time to time come into existence, the holders of the Preferred Stock (on an as-if-converted basis) and the holders of the Common Stock, together, shall be entitled to share ratably in the remaining [Illegible] of the Corporation.

(b) Distributions Other than Cash. Whenever the distribution provided for in this [illegible] shall be payable in property other than cash, the value of such distribution shall be the fair [illegible] value of such property as determined in good faith by the Board of Directors of the Corporation.

Section 3. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert; Conversion Price.

(i) Subject to the other provisions hereof, each share of Series A Stock, Series A-1 Stock, Series B Stock and Series C Stock shall be convertible, without the payment of any additional by the holder thereof, at the option of the holder thereof, at any time after

3

the date of issuance of such share, at the office of the Corporation or any transfer agent designated by the Corporation, into such number of fully paid and nonassessable shares of Common Stock as is equal to the result of (A) in the case of the Series A Stock, the Series A Liquidation Price divided by the Series A Conversion Price in effect at the time of conversion, (B) in the case of the Series A-1 Stock, the Series A-1 Liquidation Price divided by the Series A-1 Conversion Price in effect at the time [Illegible] (C) in the case of the Series B Stock, the Series B Liquidation Price divided by the Series B Conversion Price in effect at the time of the conversion, and (D) in the case of the Series C Stock, the Series C Liquidation Price divided by the Series C Conversion Price in effect at the time of the conversion (each such conversions price being referred to hereafter as a “Conversion Price”).

(ii) For purposes of calculating the number of shares of Common Stock deliverable upon conversion without the payment of any additional consideration by the holder thereof, (A) the Series A Conversion Price (the “Series A Conversion Price”) shall initially be $1.00, (B) the Series A-1 Conversion Price (the “Series A-1 Conversion Price”) shall initially be $1.80, [Illegible] the Series B Conversion Price (the “Series B Conversion Price”) shall initially be $1,00, and (D) the Series C Conversion Price (the “Series C Conversion Price”) shall initially be $2.936099. Each Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock [Illegible] which such Preferred Stock is convertible, as hereinafter provided.

(b) Mechanics of Conversion. Before any holder of preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the [Illegible] of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Preferred Stock. In lien of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the [Illegible] Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price [Illegible] C Conversion Price (as the case may be). The Corporation Shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to such holders nominee or nominees a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a shares. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all [Illegible] as the record holder or holders of such shares of Common Stock on such date.

(c) Automatic Conversion.

(i) Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series A Conversion Price, Series A-1 Conversion Price, Shares B Conversion Price or Series C Conversion Price (as the case may be) upon the closing of a fine commitment underwriter public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an initial public offering price per share of not less than $3.00 per share (adjusted, in the manner in which Conversion Prices are adjusted pursuant to Section [Illegible] hereof to reflect any stock dividends, distributions, combinations, reclassifications or other [Illegible] offered by the Corporation in respect of its Common Stock) and with net proceeds to the Corporation of not less than $10,000,000 (in, the event of which offering, the person(s) entitled [Illegible] the Common Stock Illegible able upon such conversion of Preferred Stock shall not be deemed [Illegible] converted that Preferred Stock until the closing of such offering).

4

(ii) Each share of Series A Stock, Series A-1 Stock, Series B Stock or Series C Stock shall automatically be converted into shares of Common Stock at the then-effective Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price or Series C Conversion Price (as the case may be) upon the written election of the holders of not less than a majority of voting power in the applicable series of Preferred Stock, each such series voting together as a [Illegible] class.

(iii) Upon the occurrence of an event specified in Section 3(c)(i) or (ii) hereof, as the case may be, all shares of the applicable series of Preferred Stock being converted pursuant to such event (but not any other series of Preferred Stock) shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the Corporation or the transfer agent for the Preferred Stock; provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate or certificates evidencing such shares of Preferred Stock being converted are either delivered to the Corporation or the transfer agent of the Preferred Stock, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the automatic conversion of a series Preferred Stock, each holder of such series of Preferred Stock shall surrender the certificate or certificates representing such holder’s shares of Preferred Stock at the office of the Corporation or of the transfer agent for the Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder’s name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Preferred Stock. In [illegible] of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price or Series C Conversion Price (as the case may be).

(d) Adjustments to Conversion Price for Diluting Issues.

(i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

(A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(B) “Original Issue Date” shall mean, with respect to each series of Preferred Stock, the date on which a share of such series of Preferred Stock was first issued (which is, with respect to the Series A Stock and the Series B Stock, October 4, 2001; and with respect to the Series A-1 Stock and the Series C Stock, September 17, 2002).

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Preferred Stock issued on or before the applicable Original Issue Date) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(D) “Additional Shares of Common Stock” shall mean, when used with respect to a series of Preferred Stock, all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date of such series, other than:

5

(I) shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock or the exercise of Options issued on or before the applicable Original Issue Date;

(II) shares of Common Stock issued or issuable by reason of a dividend, distribution or split subdivision or combination of shares of Common Stock issued on or before the applicable air Original Issue Date;

(III) up to 650,000 shares of Common Stock issued or issuable to officers, employees of, or consultants to, or directors of, the Corporation pursuant to a stock purchase or option plan or other stock bonus arrangement (collectively, the “Employee Plans”);

(IV) shares of Common Stock issued in connection with any acquisition, merger, sale of assets or other business combination, any joint venture, strategic alliance, distribution agreement, lease or any other contract with a vendor for bona fide services or products; or

(V) shares of Common Stock issuable in connection with a nonconvertible loan having an original maturity of 12 months or less.

(ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which a share of a series of Preferred Stock is convertible shall be made, by adjustment in a Conversion Price (except as may be otherwise stated in Section 3(e) hereof) in respect of the issuance of Additional Shares of Common Stock or otherwise, (A) unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price or Series C Conversion Price (as the case may be) in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (B) if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of such series of Preferred Stock agreeing that no such adjustment shall be made to such series as the result of the issuance of Additional Shares of Common Stock. The Corporation shall provide written notice of any such agreement to all registered holders of such series of Preferred Stock.

(iii) Issues of Securities Deemed Issues of Additional Shares of Common Stock.

(A) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(I) no further adjustment in a Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

6

(II) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the [Illegible] payable to the Corporation, or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(III) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Convertible Securities computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent [Illegible] upon such expiration, be recomputed as if:

(a) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if [Illegible] by the Corporation upon such conversion or exchange; and

(b) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v)) upon the issue of the [Illegible] with respect to which such Options were actually exercised;

(IV) no readjustment pursuant to clause (II) or (III) above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (a) the applicable Conversion Price on the original adjustment date, or (b) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(V) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of a Conversion

7

Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (III) above; and

(VI) if such record date shall have been fixed and such [Illegible] or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made to a Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the actual date of their issuance.

(B) Stock Dividends, Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have [Illegible]

(I) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

(II) in the case of any such subdivision, a it the close of business on the date immediately prior to the date upon which Corporation action becomes effective.

If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made to any Conversion Price which adjustment became affective on such record date shall be canceled as of the close of business on such record date, and thereafter, such Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the time of actual payment of such dividend.

(iv) Adjustment of Conversion Prices of Preferred Stock Upon Issuance of Additional Shares of Common Stock.

(A) In the event the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(B), which event is dealt with in Section 3(d)[Illegible] hereof), without consideration or for a consideration per share less than [illegible] Price in effect on the date of and immediately prior to such issue, then and in such event, the applicable Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase as such Conversion Price, and the denominator of which shall be (I) the number of [Illegible] of Common Stock outstanding immediately prior to such issue plus (II) the number of Additional Shares of Common Stock on issued or deemed to be issued.

8

(B) For the purposes of Section 3(d)(iv)(A) hereof, all shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to any issue of Additional Shares of Common Stock, [Illegible] or any event with respect to which Additional Shares of Common Stock shall be deemed to be issued, shall be deemed to be outstanding; and immediately after any Additional Shares of Common Stock [Illegible] Section 3(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

(C) Notwithstanding anything to the contrary contained herein, the applicable Conversion Price in effect at the time Additional Shares of Common Stock are issued or deemed to be issued shall not be reduced pursuant to Section 3(d)(iv)(A) hereof at such time if the amount of such reduction would be an amount less than $0.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

(v) Determination of Consideration. For purposes of this Section 3(d). the [Illegible] Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(I) insofar as it consists of cash, be computed as the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both [Illegible] be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

(B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing (I) the total amount; if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the [Illegible] amount of additional consideration (as set forth in the instruments [Illegible] without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable [Illegible] the exercise of such Options or the conversion or exchange of such Convertible [Illegible].

9

(vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

(A) Stock Dividends, Distributions or Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date of any series [Illegible] shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event the Conversion Price of such series of Preferred Stock in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

(B) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of such series in effect immediately prior to such combination or consolidation shall, concurrently [Illegible] increased.

(e) No Impairment. The Corporation shall not, by amendment of its Charter or through any reorganization transfer of assets, consolidation, merger, dissolution, issue or sale of [Illegible] other voluntary action, avoid [Illegible] seek to avoid the observance or performance of any of the terms to [Illegible] observed or performed hereunder by the Corporation but [Illegible] at all times in good faith [Illegible] the [Illegible] of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against [Illegible]

(f) [Illegible] Upon the occurrence of each adjustment or read [Illegible] to this Section [Illegible], the Corporation at its [Illegible] shall [Illegible] furnish to [Illegible] such series of Preferred Stock a certificate settling forth such [Illegible] in detail tile [Illegible} upon which [Illegible] adjustment or [Illegible] is based. [Illegible]

(g) [Illegible]

(h) [Illegible]

(i) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Preferred Stock (Illegible) name other than that of the holder of such shares of Preferred Stock or any tax based on the net income of any transferor or transferee.

10

(j) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock, in any manner which interferes with the timely conversion or transfer of such Preferred Stock.

Section 4. Voting Rights.

(a) Notice: Voting. Except as otherwise required by law or as provided elsewhere herein, the holders of Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders’ meeting and to vote as one class upon any matter submitted to the stockholders for a vote, on the following basis: each holder of Preferred Stock shall have that number of votes per share of Preferred Stock as is equal to the number of whole shares of Common Stock into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stock holders entitled to vote at the meeting.

(b) Consent of Holders of Preferred Stock Required. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Stock given in writing or by vote at a meeting (a) alter or change the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series A Stock: or (b) increase the total number of authorized shares of Series A Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A-1 Stock given in writing or by vote at a meeting (a) alter or change the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series A-1 Stock; or (b) increase the total number of authorized shares of Series A-1 Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Stock given in writing or by vote at a meeting (a) alter the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series B Stock; or (b) increase the total number authorized shares of Series B Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Stock given in writing or by vote at a meeting (a) alter the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series C Stock; or (b) increase the total number authorized shares of Series C Stock.

(c) Board of Directors. The holders of the Series A Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series B Stock voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series C Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. For so long as it owns at least 50% of the outstanding Series C Stock, Concord EFS, Inc. shall designate the director to be nominated by the Corporation’s Board of Directors for election by the holders of the Series C Stock. The holders of the Preferred Stock and the Common Stock, voting together as a single class, shall be entitled to elect one (1) director of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the outstanding shares of any series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), shall constitute a quorum of such series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), for the election of directors to be elected solely by the holders of each such class or group of classes. A vacancy in any directorship elected by the holders of a series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), shall be filled only by vote or written consent of the (holders a majority of the outstanding shares of such series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), shall be filled only by vote or written consent of the holders a majority of the outstanding shares of such series of Preferred Stock, or the Preferred Stock and Common Stock (taken together).

11

(d) Call of Shareholder Meeting. In addition to any rights which may be available under the Corporation’s Bylaws or otherwise under law, the holders of not less than ten percent (10%) of the outstanding Preferred Stock shall be entitled to call meetings of the shareholders of the Corporation. Within five (5) business days of written application by the holders of not less than ten percent (10%) of the outstanding Preferred Stock, the President or Secretary, or such other officer of the Corporation as may be authorized in the Bylaws of the Corporation to give notice of meetings of shareholders of the Corporation, shall notify each shareholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting.

Section 5. Dividend Rights. The Corporation shall be under no obligation to pay any dividends unless so declared by the Board of Directors. The Corporation shall not pay any dividends on any class of Preferred Stock or the Common Stock without the prior written approval of the holders of seventy-five percent (75%) of the shares of the Preferred Stock; provided, however, that the Corporation may pay such dividends upon any event of Automatic Conversion as set forth in Section 3(c).

Section 6. Covenants.

(a) So long as any shares of Preferred Stock shall be outstanding, the Corporation shall not, without first having provided the written notice of such proposed action to each holder of outstanding shares of Preferred Stock required by Section 6(c) hereof and, except as provided in Section 6(b) below, having obtained the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Preferred Stock, voting as separate class, and a majority of each of the outstanding shares of Series B Stock (except as to Subsections 6(a)(v) and 6(a)(vi)) and a majority of the outstanding shares of the Series C Stock (except as to Subsection 6(a)(v)), each voting as separate class:

(i) amend, alter or repeal any provision of, or add any provision to, the Corporation’s Charter or Bylaws, whether or not such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Stock, other than an amendment to designate a series of Preferred Stock having a preference or priority as to assets junior to any such priority or preference of the existing Preferred Stock.

(ii) reclassify any Common Stock into shares having any preference or priority as to assets superior to or on a parity with any such preference or priority of the Preferred Stock:

(iii) create, authorize or issue any other class or classes of stock or series of Common Stock or Preferred Stock or any security convertible into or evidencing the right to purchase shares of any class or series of Common Stock or Preferred Stock or any capital stock of the Corporation senior to or on a parity with the Preferred Stock;

(iv) pay or declare any dividend or distribution on any shares of Common Stock (or any other class or series of the Corporation’s capital stock) or apply any of its assets to the redemption, retirement, purchase or other acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except (A) from officers, employees or directors of, or consultants to, the Corporation upon termination of their status as such pursuant to agreements containing vesting and/or repurchase provisions approved by the Board of Directors of the Corporation or (B) in a transaction approved by the Company’s Board of Directors involving no cash payment by the Corporation;

12

(v) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or substantially all the assets of the Corporation or any of its subsidiaries, any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation or any of its subsidiaries or any recapitalization of the Corporation; or

(vi) engage in any activity other than those that may be engaged in by a financial holding company under Section 4(k) of the Bank Holding Company Act (or any successor provision) and the implementing regulations and interpretations of the Board of Governors of the Federal Reserve System.

(b) Notwithstanding any other provision of this Charter or the Corporation’s Bylaws to the contrary, notice of any action specified in Section 6(a) hereof shall be given by the Corporation to each holder of shares of Preferred Stock by first class mail, postage prepaid, addressed to such holder at the last address of such holder as shown by the records of the Corporation, at least ten (10) days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least ten (10) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Preferred Stock may waive any notice required by this Section 6(c) by a written document indicating such waiver.

Section 7. No Reissuance of Preferred Stock. No share or shares of any Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

[End of Document]

13

SECRETARY OF STATE	EFFECTIVE DATE:	09/20/02
CORPORATIONS SECTION	TELEPHONE CONTACT:	(615) 741-2286
WILLIAM R. SNODGRASS TOWER	CONTROL NUMBER:	0414615
312 EIGHTH AVENUE NORTH – SIXTH FLOOR
NASHVILLE, TENNESSEE 37243-0306

MARK MCDONALD

ONE BURTON HILLS BLV

D STE 300

NASHVILLE, TN 37215

RE: LINK2GOV CORP.

CERTIFICATE OF ADMINISTRATIVE DISSOLUTION

Pursuant to the provisions of Sections 48-24-202 or 48-25-302 of the Tennessee Business Corporation Act or Sections 48-64-202 or 48-65-302 of the Tennessee Nonprofit Corporation Act, respectively, this constitutes notice that the above corporation, and any associated assumed name(s) is hereby administratively dissolved, if a Tennessee corporation, or that its certificate of authority is revoked, if a foreign corporation, for the following reason(s):

For failure to file the Corporation Annual Report, as required by Chapter 16 of the Tennessee Business Corporation Act or the Tennessee Nonprofit Corporation Act.

The corporation or its certificate of authority may be reinstated upon the elimination of the above indicated ground(s) and the filing of an application for reinstatement. The corporate name must be available and otherwise satisify the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act. The reinstatement application fee is Seventy Dollars ($70.00).

Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	APPLICATION FOR REINSTATEMENT FOLLOWING ADMINISTRATIVE DISSOLUTION/REVOCATION	For Office Use Only

Pursuant to the provisions of Section 48-24-203 or Section 48-25-303 of the Tennessee Business Corporation Act or Section 48-64-203 or Section 48-65-303 of the Tennessee Nonprofit Corporation Act, this application is submitted to the Office of the Secretary of State, State of Tennessee, for reinstatement.

1. The name of the corporation is	Link2Gov Corp.

(Name change if applicable)
2. The effective date of its administrative dissolution/revocation is 9.20.02 (must be month, day, and year).
3. The ground(s) for the administrative dissolution/revocation

☐ did not exist. ☑ has/have been eliminated.	[NOTE: Please mark the applicable box.]

4. The corporate name as listed in number one (1) satisfies the requirements of Tennessee Code Annotated Section 48-14-101 or 48-54-101, as appropriate.

5. The corporation control number as assigned by the Secretary of State, if known is 0414615

[NOTE (APPLIES TO FOR-PROFIT CORPORATIONS ONLY): Prior to this document being accepted for filing, the Division of Business Services will request tax clearance verification from the Tennessee Department of Revenue that the business has properly filed all reports and paid all required taxes and penalties. If we cannot obtain such tax clearance verification from the Department of Revenue, this document will be rejected and returned to the applicant.]

10-09-02	Link2Gov CORP.
Signature Date	Name of Corporation

President / CTO
Signer’s Capacity	Signature

TOM TARUER
Name (typed or printed)

SS-4439 (Rev. 7/01) Yes [Illegible] 10-30-02	Filing Fee: $70.00	RDA 1678

ARTICLES OF AMENDMENT TO THE CHARTER OF LINK2GOV CORP.

To the Secretary of State of the State of Tennessee:

Pursuant of the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1. The name of the Corporation is LINK2GOV Corp. The original Charter of the Corporation was filed on September 25, 2001 under the name “L2G Newco, Inc.”

2. ARTICLE 6 of the Charter is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

3. These Articles of Amendment were duly adopted by the unanimous written consent of the Board of Directors on March 26, 2003 and duly approved by the shareholders of the Corporation at the annual meeting of shareholders on April 7, 2003.

4. Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

5. This Amendment shall be effective when filed with the Tennessee Secretary of State.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF. the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its president on this [Illegible]th day of April, 2003.

LINK2GOV CORP.

By:
Tom Tarver, President

.

EXHIBIT A

ARTICLE 6. Capital Stock. The Corporation shall have authority, acting by its Board of Directors, to issue not more than twenty five million (25,000,000) shares divided into classes as follows:

I. COMMON STOCK. Twenty million (20,000.000) shares shall be shares of common stock, no par value (“Common Stock”). All shares of Common Stock shall be one and the same class and, when issued, shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable.

Section 1. Subject to the other provisions of this Charter, the holders of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation. The holders of Common Stock shall be entitled to share ratably in any such dividends.

Section 2. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, all assets and funds of the Corporation remaining after payment to the holders of the preferred stock of the full amounts to which they shall be entitled pursuant to this ARTICLE 6 except hereinafter provided, shall be divided and distributed among the holders of the Common Stock according to their respective shares and in accordance with this Charter.

Section 3. Each holder of Common Stock shall have one vote in respect of each share held by him on each matter on which the holders of Common Stock of the Corporation shall be entitled to vote, and no holder of Common Stock shall be entitled to cumulate his votes.

II. PREFERRED STOCK. Five million (5,000,000) shares shall be shares of preferred stock, no par value.

Section 1. The Board of Directors is hereby authorized to issue preferred stock from time to time in one or more series and shall have such distinctive designations as may be stated in the articles of amendment providing for the issue of such stock adopted by the Board of Directors. In such articles of amendment providing for the issuance of shares of each particular series, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the full extent allowable by law except insofar as such rights and preferences are fixed herein. Such authorization of the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in the following respects:

(a) The rate of dividend;

(b) Whether shares can be redeemed or called and, if so, the redemption or call price and terms and conditions of redemption or call;

(c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

(d) The purchase, retirement or sinking fund provisions, if any, for the call, redemption or purchase of shares;

(e) The terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

(f) Whether or not shares have voting rights, and the extent of such voting rights, if any, including the number of votes per share; and

(g) Whether or not shares shall be cumulative, non-cumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

All shares of preferred stock shall be of equal rank and shall be identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinabove provided in this paragraph and which may vary among the series. Unless set forth hereinafter, different series of preferred stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except when such voting by classes is expressly required by law.

Section 2. The holders of preferred stock are entitled to receive, when and as declared by the Board of Directors, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular series as theretofore fixed and determined by the Board of Directors as hereinbefore authorized, and no more; such dividends to be payable before any dividend on Common Stock or any other junior stock shall be paid or set apart for payment. Arrearages in the payment of dividends shall not bear interest.

Section 3. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of preferred stock shall be entitled to receive, out of the net assets of the Corporation, an amount in cash for each share equal to the amount fixed and determined by the Board of Directors in any articles of amendment providing for the issue of any particular series of preferred stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the articles of amendment of the Board of Directors providing for the issue of such series of preferred stock or by declaration of the Board of Directors, on each such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Common Stock.

III. SERIES A, SERIES A-1, SERIES B, SERIES C AND SERIES C-1 CONVERTIBLE PREFERRED STOCK.

Section 1. Description. Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (666,667) shares of preferred stock are hereby designated as “Series A Convertible Preferred Stock” (the “Series A Stock”). Two hundred seventy-seven thousand seven hundred seventy-nine (277,779) shares of preferred stock are hereby designated as “Series A-1 Convertible Preferred Stock” (the “Series A-1 Stock”). Two Million One Hundred Seventy-Four Thousand Four Hundred Sixty (2,174,460) shares of preferred stock are hereby designated as “Series B Convertible Preferred Stock” (the “Series B Stock”). Seven hundred sixty-six thousand three hundred twenty-three (766,323) of preferred stock are hereby designated as “Series C Convertible Preferred Stock” (the “Series C Stock”). Three hundred fifty seven thousand six hundred eighty nine (357,689) shares of preferred stock are hereby designated as “Series C-1 Convertible Preferred Stock” (the “Series C-1 Stock”). As used in this Part III, the Series A Stock, the Series A-I Stock, the Series B Stock, the Series C Stock and the Series C-1 Stock are, collectively, the “Preferred Stock.”

Section 2. Liquidation Rights.

(a) Treatment at Liquidation, Dissolution or Winding Up.

(i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, or consolidation, reorganization or merger of the Corporation, other than a consolidation or merger with another corporation whereby the holders of the Corporation’s capital stock immediately prior to such consolidation or merger hold not less than fifty-one percent (51%) of the voting power of the surviving corporation immediately after such consolidation or merger (except that additional purchases by existing shareholders will not be so treated), or a sale of all or substantially all of the assets of the Corporation (each, a “Liquidating Event”), the holders of Preferred Stock shall, subject to Section 2(a)(iii) below, be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, before payment or distribution of any of such assets to the holders of any other class of the Corporation’s capital stock, an amount equal to (A) in the case of the Series A Stock, $1.00 per share of Series A Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series A Liquidation Price”) plus all declared but unpaid dividends thereon, (B) in the case of the Series A-1 Stock, $1.80 per share of Series A-1 Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A-1 Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series A-1 Liquidation Price”) plus all declared but unpaid dividends thereon, (C) in the case of the Series B Stock, $1.00 per share of Series B Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series B Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series B Liquidation Price”), plus all declared but unpaid dividends thereon, and (D) in the case of the Series C Stock, $2.936099 per share of Series C Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series C Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series C Liquidation Price”), plus all declared but unpaid dividends thereon, and (E) in the case of the Series C-1 Stock, $4.26 per share of Series C-1 Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series C-1 Stock and, as so adjusted from time to time, is hereinafter referred to as the “Series C-1 Liquidation Price”) plus all declared but unpaid dividends thereon.

(ii) if the assets of the Corporation shall be insufficient to permit the payment in full to the holders of Preferred Stock of all amounts distributable to them under Section 2(a)(i) hereof, then the entire assets of the Corporation available for such distribution shall be distributed, first, ratably among the holders of Series B Stock, Series C Stock and Series C-1 Stock in proportion to the full amounts to which they would otherwise be respectively entitled based on their respective liquidation preferences, second, ratably among the holders of the Series A Stock, and third, ratably among the holders of the Series A-1 Stock.

(iii) After the payment or setting apart of payment to the holders of the Preferred Stock of all amounts distributable to them under Section 2(a)(i) and Section 2(a)(ii) hereof, including any distribution that may be required with respect to any series of preferred stock that may from time to time come into existence, the holders of the Preferred Stock (on an as-if-converted basis) and the holders of the Common Stock, together, shall be entitled to share ratably in the remaining assets of the Corporation.

(b) Distributions Other than Cash. Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

Section 3. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert; Conversion Price.

(i) Subject to the other provisions hereof, each share of Series A Stock. Series A-1 Stock, Series B Stock, Series C Stock and Series C-1 Stock shall be convertible, without the payment of any additional consideration by the holder thereof, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent designated by the Corporation, into such number of fully paid and nonassessable shares of Common Stock as is equal to the result of (A) in the case of the Series A Stock, the Series A Liquidation Price divided by the Series A Conversion Price in effect at the time of conversion, (B) in the case of the Series A-1 Stock, the Series A-1 Liquidation Price divided by the Series A-1 Conversion Price in effect at the time of conversion, (C) in the case of the Series B Stock, the Series B Liquidation Price divided by the Series B Conversion Price in effect at the time of the conversion, (D) in the case of the Series C Stock, the Series C Liquidation Price divided by the Series C Conversion Price in effect at the time of the conversion, and (E) in the case of the Series C-1 Stock, the Series C-1 Liquidation Price divided by the Series C-1 Conversion Price in effect at the time of conversion (each such conversion price being referred to hereafter as a “Conversion Price”).

(ii) For purposes of calculating the number of shares of Common Stock deliverable upon conversion without the payment of any additional consideration by the holder thereof, (A) the Series A Conversion Price (the “Series A Conversion Price”) shall initially be $1.00, (B) the Series A-1 Conversion Price (the “Series A-1 Conversion Price”) shall initially be $1.80, (C) the Series B Conversion Price (the “Series B Conversion Price”) shall initially be $1.00, (D) the Series C Conversion Price (the “Series C Conversion Price”) shall initially be $2.936099 and (E) the Series C-1 Conversion Price (the “Series C-1 Conversion Price”) shall initially be $4.26. Each Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which such Preferred Stock is convertible, as hereinafter provided.

(b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then-effective Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price, Series C Conversion Price or Series C-1 Conversion Price (as the case may be). The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c) Automatic Conversion.

(i) Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price, Series C Conversion Price or Series C-1 Conversion Price (as the case may be) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an initial public offering price per share of not less than $3.00 per share (adjusted, in the manner in which Conversion Prices are adjusted pursuant to Section 3(d) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with net proceeds to the Corporation of not less than $10,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted that Preferred Stock until the closing of such offering).

(ii) Each share of Series A Stock, Series A-1 Stock, Series B Stock, Series C Stock or Series C-1 Stock shall automatically be converted into shares of Common Stock at the then-effective Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price, Series C Conversion Price or Series C-1 Conversion Price (as the case may be) upon the written election of the holders of not less than a majority in voting power of the applicable series of Preferred Stock, each such series voting together as a separate class.

(iii) Upon the occurrence of an event specified in Section 3(c)(i) or (ii) hereof, as the case may be, all shares of the applicable series of Preferred Stock being converted pursuant to such event (but not any other series of Preferred Stock) shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the Corporation or the transfer agent for the Preferred Stock; provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate or certificates evidencing such shares of Preferred Stock being converted are either delivered to the Corporation or the transfer agent of the Preferred Stock, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the automatic conversion of a series Preferred Stock, each holder of such series of Preferred Stock shall surrender the certificate or certificates representing such holder’s shares of Preferred Stock at the office of the Corporation or of the transfer agent for the Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder’s name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price, Series C Conversion Price or Series C-l Conversion Price (as the case may be).

(d) Adjustments to Conversion Price for Diluting Issues.

(i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

(A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(B) “Original Issue Date” shall mean, with respect to each series of Preferred Stock, the date on which a share of such series of Preferred Stock was first issued (which is, with respect to the Series A Stock and the Series B Stock. October 4, 2001; with respect to the Series A-1 Stock, with respect to the Series C Stock, September 17, 2002 and with respect to the Series C-1 Stock, April     , 2003).

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Preferred Stock issued on or before the applicable Original Issue Date) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(D) “Additional Shares of Common Stock” shall mean, when used with respect to a series of Preferred Stock, all shares of Common Stock issued (or, pursuant to Section 3(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date of such series, other than:

(I) shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock or the exercise of Options issued on or before the applicable Original Issue Date;

(II) shares of Common Stock issued or issuable by reason of a dividend, distribution or split, subdivision or combination of shares of Common Stock issued on or before the applicable Original Issue Date;

(III) up to 650,000 shares of Common Stock issued or issuable to officers, employees of, or consultants to, or directors of, the Corporation pursuant to a stock purchase or option plan or other stock bonus arrangement (collectively, the “Employee Plans”);

(IV) shares of Common Stock issued in connection with any acquisition, merger, sale of assets or other business combination, any joint venture, strategic alliance, distribution agreement, lease or any other contract with a vendor for bona fide services or products; or

(V) shares of Common Stock issuable in connection with a nonconvertible loan having an original maturity of 12 months or less.

(ii) No Adjustment, of Conversion Price. No adjustment in the number of shares of Common Stock into which a share of a series of Preferred Stock is convertible shall be made, by adjustment in a Conversion Price (except as may be otherwise stated in Section 3(e) hereof) in respect of the issuance of Additional Shares of Common Stock or otherwise, (A) unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series A Conversion Price, Series A-1 Conversion Price, Series B Conversion Price, Series C Conversion Price or Series C-1 Conversion Price (as the case may be) in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (B) if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of such series of Preferred Stock agreeing that no such adjustment shall be made to such series as the result of the issuance of Additional Shares of Common Stock. The Corporation shall provide written notice of any such agreement to all registered holders of such series of Preferred Stock.

(iii) Issues of Securities Deemed Issues of Additional Shares of Common Stock.

(A) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefore, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(I) no further adjustment in a Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(II) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(III) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Convertible Securities computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(a) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(b) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such

Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(IV) no readjustment pursuant to clause (II) or (III) above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (a) the applicable Conversion Price on the original adjustment date, or (b) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(V) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of a Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (III) above; and

(VI) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefore, the adjustment previously made to a Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant this Section 3(d)(iii) as of the actual date of their issuance.

(B) Stock Dividends, Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the applicable Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

(I) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

(II) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which Corporation action becomes effective.

If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefore, the adjustment previously made to any Conversion Price which adjustment became effective on such record date shall be canceled as of the close of business on such record date, and, thereafter, such Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the time of actual payment of such dividend.

(iv) Adjustment of Conversion Prices of Preferred Stock Upon Issuance of Additional Shares of Common Stock.

(A) In the event the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(B), which event is dealt with in Section 3(d)(iv) hereof), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the applicable Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of Additional Shares of Common Stock so issued or deemed to be issued.

(B) For the purposes of Section 3(d)(iv)(A) hereof, all shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to any issue of Additional Shares of Common Stock, or any event with respect to which Additional Shares of Common Stock shall be deemed to be issued, shall be deemed to be outstanding; and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 3(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

(C) Notwithstanding anything to the contrary contained herein, the applicable Conversion Price in effect at the time Additional Shares of Common Stock are issued or deemed to be issued shall not be reduced pursuant to Section 3(d)(iv)(A) hereof at such time if the amount of such reduction would be an amount less than $0.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

(v) Determination of Consideration. For purposes of this Section 3(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(I) insofar as it consists of cash, be computed as the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

(B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing (I) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

(A) Stock Dividends, Distributions or Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date of any series of Preferred Stock shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event the Conversion Price of such series of Preferred Stock in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

(B) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of such series in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(e) No Impairment. The Corporation shall not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against impairment.

(f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the applicable Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon conversion of each such share of Preferred Stock.

(g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(h) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Preferred Stock.

(i) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Preferred Stock; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of such shares of Preferred Stock or any tax based on the net income of any transferor or transferee.

(j) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock, in any manner which interferes with the timely conversion or transfer of such Preferred Stock.

Section 4. Voting Rights.

(a) Notice; Voting. Except as otherwise required by law or as provided elsewhere herein, the holders of Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders’ meeting and to vote as one class upon any matter submitted to the stockholders for a vote, on the following basis: each holder of Preferred Stock shall have that number of votes per share of Preferred Stock as is equal to the number of whole shares of Common Stock into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting.

(b) Consent of Holders of Preferred Stock Required. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Stock given in writing or by vote at a meeting (a) alter or change the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series A Stock: or (b) increase the total number of authorized shares of Series A Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A-1 Stock given in writing or by vote at a meeting (a) alter or change the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series A-1 Stock; or (b) increase the total number of authorized shares of Series A-1 Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Stock given in writing or by vote at a meeting (a) alter the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series B Stock; or (b) increase the total number authorized shares of Series B Stock. The Corporation shah not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Stock given in writing or by vote at a meeting (a) alter the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series C Stock; or (b) increase the total number authorized shares of Series C Stock. The Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C-1 Stock given in writing or by vote at a meeting (a) alter the powers, preferences, privileges or other rights of, or the restrictions provided for the benefit of, the holders of Series C-1 Stock: or (b) increase the total number authorized shares of Series C-1 Stock.

(c) Board of Directors. The holders of the Series A Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series B Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series C Stock and the Series C-1 Stock, voting together as a separate class, shall be entitled to elect one (1) director of the Corporation. For so long as it owns at least 50% of the sum of the outstanding Series C Stock and Series C-1 Stock, Concord EFS, Inc. shall designate the director to be nominated by the Corporation’s Board of Directors for election by the holders of the Series C Stock and the Series C-1 Stock, voting together. The holders of the Preferred Stock and the Common Stock, voting together as a single class, shall be entitled to elect one (1) director of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the outstanding shares of any series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), shall constitute a quorum of such series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), for the election of directors to be elected solely by the holders of each such class or group of classes. A vacancy in any directorship elected by the holders of a series of Preferred Stock, or the Preferred Stock and Common Stock (taken together), shall be filled only by vote or written consent of the holders a majority of the outstanding shares of such series of Preferred Stock, or the Preferred Stock and Common Stock (taken together).

(d) Call of Shareholder Meeting. In addition to any rights which may be available under the Corporation’s Bylaws or otherwise under law, the holders of not less than ten percent (10%) of the outstanding Preferred Stock shall be entitled to call meetings of the shareholders of the Corporation. Within five (5) business days of written application by the holders of not less than ten percent (10%) of the outstanding Preferred Stock, the President or Secretary, or such other officer of the Corporation as may be authorized in the Bylaws of the Corporation to give notice of meetings of shareholders of the Corporation, shall notify each shareholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting.

Section 5. Dividend Rights. The Corporation shall be under no obligation to pay any dividends unless so declared by the Board of Directors. The Corporation shall not pay any dividends on any class of Preferred Stock or the Common Stock without the prior written approval of the holders of seventy-five percent (75%) of the shares of the Preferred Stock; provided, however, that the Corporation may pay such dividends upon any event of Automatic Conversion as set forth in Section 3(c).

Section 6. Covenants.

(a) So long as any shares of Preferred Stock shall be outstanding, the Corporation shall not, without first having provided the written notice of such proposed action to each holder of outstanding shares of Preferred Stock required by Section 6(c) hereof and, except as provided in Section 6(b) below, having obtained the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of Preferred Stock, voting as separate class, and a majority of each of the outstanding shares of Series B Stock (except as to Subsections 6(a)(v) and 6(a)(vi)) voting as separate class and a majority of the outstanding shares of the Series C Stock and Series C-1 Stock (except as to Subsection 6(a)(v)) voting together as a separate class:

(i) amend, alter or repeal any provision of, or add any provision to, the Corporation’s Charter or Bylaws, whether or not such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Stock, other than an amendment to designate a series of Preferred Stock having a preference or priority as to assets junior to any such priority or preference of the existing Preferred Stock.

(ii) reclassify any Common Stock into shares having any preference or priority as to assets superior to or on a parity with any such preference or priority of the Preferred Stock;

(iii) create, authorize or issue any other class or classes of stock or series of Common Stock or Preferred Stock or any security convertible into or evidencing the right to purchase shares of any class or series of Common Stock or Preferred Stock or any capital stock of the Corporation senior to or on a parity with the Preferred Stock;

(iv) pay or declare any dividend or distribution on any shares of Common Stock (or any other class or series of the Corporation’s capital stock) or apply any of its assets to the redemption, retirement, purchase or other acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except (A) from officers, employees or directors of, or consultants to, the Corporation upon termination of their status as such pursuant to agreements containing vesting and/or repurchase provisions approved by the Board of Directors of the Corporation or (B) in a transaction approved by the Company’s Board of Directors involving no cash payment by the Corporation;

(v) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or substantially all the assets of the Corporation or any of its subsidiaries, any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation or any of its subsidiaries or any recapitalization of the Corporation; or

(vi) engage in any activity other than those that may be engaged in by a financial holding company under Section 4(k) of the Bank Holding Company Act (or any successor provision) and the implementing regulations and interpretations of the Board of Governors of the Federal Reserve System.

(b) Notwithstanding any other provision of this Charter or the Corporation’s Bylaws to the contrary, notice of any action specified in Section 6(a) hereof shall be given by the Corporation to each holder of shares of Preferred Stock by first class mail, postage prepaid, addressed to such holder at the last address of such holder as shown by the records of the Corporation, at least ten (10) days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least ten (10) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Preferred Stock may waive any notice required by this Section 6(c) by a written document indicating such waiver.

Section 7. No Reissuance of Preferred Stock. No share or shares of any Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

[End of Document]

ARTICLES OF AMENDMENT TO THE CHARTER OF LINK2GOV CORP.

To the [Illegible] of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1. The name of the Corporation is LI NK2GOV Corp. The original Charter of the Corporation was filed on September 25, 2001 under the name “L2G Newco, Inc.”

2. ARTICLE 6 of the Charter is hereby amended us follows:

(a) PART III, Section 2(a) is amended so as to change the “Series C-1 Liquidation Price” from $4.26 to $3.7043.

(b) PART III, Section 3(a) is amended so as to change the initial “Series C-1 Conversion Price” from $4.26 to $3.7043.

(c) PART III, Section 3(d)(1)(B) is amended to insert “April 28, 2003” in the blank therein.

3. These Articles of Amendment were duly adopted by the unanimous written consent of the Board of Directors on April 17, 2003 and duly approved by the shareholders of the Corporation at a special meeting of shareholders on April 28, 2003.

4. Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

5. This Amendment shall be effective when filed with the Tennessee Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its president on this 28th day of April, 2003

LINK2GOV CORP.
By:
Tom Tarver, President

CORPORATION ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
Annual Report Filling Fee Due:				312 Eighth Ave. N, 6th Floor
$20, if no changes are made in block #6 to the registered agent/office, or				William R. Snodgrass Tower
$40, if any changes are made in block #6 to the registered agent/office				Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12	IF DIFFERENT,
CORRECT MONTHS		THIS REPORT IS DUE ON OR BEFORE 04/01/04
(1) SECRETARY OF STATE CONTROL NUMBER: 0414615
(2A) NAME AND MAILING ADDRESS OF CORPORATION:				(2B.) STATE OR COUNTRY OF INCORPORATION
LINK2GOV CORP.				TENNESSEE (2C.) ADD OR CHANGE MAILING ADDRESS: ONE BURTON HILLS BLVD, STE 300
ONE BURTON HILLS BLVD
STE 300
NASHVILLE, TN 37215

D 09/25/2001	FOR PROFIT
(3) A. PRINCIPAL ADDRESS INCLUDING CITY. STATE. ZIP CODE
ONE BURTON HILLS BLVD, STE 300. NASHVILLE, TN 37215

B. CHANGE OF PRINCIPAL ADDRESS:

STREET		CITY	STATE	ZIP CODE + 4

ONE BURTON HILLS BLVD, STE 300

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE. OF THE PRESIDENT SECRETARY AND OTHER PRINCIPAL OFFICERS
(ATTACH ADDITIONAL SHEET IF NECESSARY)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT	EDWARD PRASWELL	ONE BURTON HILLS BLVD, STE 300	NASHVILLE, TN 37215
SECRETARY	JOHN HUNNICUTT	ONE BURTON HILLS BLVD, STE 300	NASHVILLE, TN 37215

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY) ☐SAME AS ABOVE ☐ NONE
OR LISTED BELOW:	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
	MICHAEL MCCHESNEY	3390 PEACHTREE RD ATLANTA,	GA 30326
	[Illegible]	3390 PEACHTREE RD ATLANTA,	GA 30326
	MARK MCDONALD	3844 GREEN HILLS VILLAGE DR, STE 400	NASHVILLE, TN 37215
	ED LABRY III	2240 NELD MARKET PARKWAY MARIETTA	GA 30067
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MARK McDONALD
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS
ONE BURTON HILLS BLVD, STE 300, NASHVILLE, TN 37215
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(I) CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED
		IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:		☐PUBLIC
☐MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION. PLEASE CHECK BOX IF BLANK				☐RELIGIOUS

(8) SIGNATURE	(9) DATE 2/25/04
(10) TYPE PRINT NAME OF SIGNER: John Hunnicutt	(11) TITLE OF SIGNER VP – Secretary
* * THIS REPORT MUST BE DATED AND SIGNED * *

ARTICLES OF AMENDMENT TO THE CHARTER OF LINK2GOV CORP.

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended, the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1. The name of the Corporation is LINK2GOV Corp. The original Charter of the Corporation was filed on September 25, 2001 under the name “L2G Newco, Inc.”

2. ARTICLE 6, PART III, Section 1 is amended and restated as follows, so as to increase the number of shares of preferred stock designated as “Series C-1 Convertible Preferred Stock” from 357,689 to 729,343:

Section 1. Description. Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (666,667) shares of preferred stock are hereby designated as “Series A Convertible Preferred Stock” (the “Series A Stock”). Two hundred seventy-seven thousand seven hundred seventy-nine (277,779) shares of preferred stock are hereby designated as “Series A-1 Convertible Preferred Stock” (the “Series A-1 Stock”). Two Million One Hundred Seventy-Four Thousand Four Hundred Sixty (2,174,460) shares of preferred stock are hereby designated as “Series B Convertible Preferred Stock” (the “Series B Stock”). Seven hundred sixty-six thousand three hundred twenty-three (766,323) shares of preferred stock are hereby designated as “Series C Convertible Preferred Stock” (the “Series C Stock”). Seven hundred twenty nine thousand three hundred forty three (729,343) shares of preferred stock are hereby designated as “Series C-1 Convertible Preferred Stock” (the “Series C-1 Stock”). As used in this Part III, the Series A Stock, the Series A-1 Stock, the Series B Stock, the Series C Stock and the Series C-1 Stock are, collectively, the “Preferred Stock.”

3. These Articles of Amendment were duly adopted at a meeting of the Board, of Directors on January 7, 2004 and authorized by the shareholders of the Corporation entitled to vote thereon as of March 30, 2004.

4. Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

5. This Amendment shall be effective when filed with the Tennessee Secretary of State.

Remainder of page intentionally left blank.

1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its president on this 30th day of March, 2004.

LINK2GOV CORP.
By:
Ed Braswell, President

2

ARTICLES OF AMENDMENT TO THE CHARTER OF LINK2GOV CORP.	RECEIVED STATE OF TENNESSEE 2005 APR 22 PM 3:48 RILEY DARNELL SECRETARY OF STATE

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended, the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1. The name of the Corporation is LINK2GOV Corp. The original Charter of the Corporation was filed on September 25, 2001 under the name “L2G Newco, Inc.”

2. ARTICLE 6, Part III, Section 3(d)(i)(D)(III) of the Charter is hereby amended by deleting the number “650,000” and replacing it with the number “800,000”.

3. ARTICLE 6, Part III, Section 4 of the Charter is hereby amended by deleting the fifth (5th) sentence thereof in its entirety and replacing such sentence with the following:

The holders of the Preferred Stock and the Common Stock, voting together as a single class, shall be entitled to elect two (2) directors of the Corporation.

4. These Articles of Amendment were duly adopted by the Board of Directors at a meeting duly called and held on February 11, 2005 and were duly approved by the shareholders of the Corporation at the annual meeting of shareholders on April 4, 2005.

5. Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

6. This Amendment shall be effective when filed with the Tennessee Secretary of State.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf this 4th day of April, 2005.

LINK2GOV CORP.
By:
Edward Braswell, President

2

ARTICLES OF AMENDMENT TO THE CHARTER OF LINK2GOV CORP.	RECEIVED STATE OF TENNESSEE 2005 SEP 22 AM 9:47 RILEY DARNELL SECRETARY OF STATE

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended, the undersigned corporation (the “Corporation”) submits these Articles of Amendment to its Charter:

1. The name of the Corporation is LINK2GOV Corp. The original Charter of the Corporation was filed on September 25, 2001 under the name “L2G Newco, Inc.”

2. ARTICLE 6, Part III, Section 3(d)(i)(D)(III) of the Charter is hereby amended by deleting the number “800,000” and replacing it with the number “910,000”.

3. These Articles of Amendment were duly adopted by the Board of Directors at a meeting duly called and held on September 1, 2005 and were duly approved by the shareholders of the Corporation at the annual meeting of shareholders on September 21, 2005.

4. Except as otherwise set forth herein, all other provisions of the Corporation’s Charter shall remain in full force and effect.

5. This Amendment shall be effective when filed with the Tennessee Secretary of State.

(Remainder of page intentionally left blank)

1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf this 21st day of September, 2005.

LINK2GOV CORP.

By:
Edward Braswell, President

2

AMENDED AND RESTATED CHARTER OF LINK2GOV CORP.	RECEIVED STATE OF TENNESSEE 2005 NOV 18 PM 2:13 RILEY DARNELL SECRETARY OF STATE

LINK2GOV CORP., a corporation organized and existing under and by virtue of the Tennessee Business Corporation Act of the State of Tennessee (the “Corporation”), does hereby certify that:

1. The Corporation was originally incorporated on September 25, 2001 as L2G Newco, Inc.

2. The Board of Directors of the Corporation and the sole shareholder of the Corporation have approved the following Amended and Restated Charter of the Corporation in accordance with section 48-20-107 of the Tennessee Business Corporation Act:

ARTICLE 1. Name. The name of the corporation is Link2Gov Corp. (the “Corporation”).

ARTICLE 2. Registered Office and Registered Agent. The address of the registered office of the Corporation in Tennessee is CT Corporation System. The Corporation’s registered agent at the registered office is 800 South Gay Street, Suite 2021, Knoxville, Tennessee 37929.

ARTICLE 3. Incorporator. The name and address of the sole Incorporator of the Corporation is Matthew R. Burnstein, Esq., 511 Union Street, Suite 300, Nashville, Tennessee 37219.

ARTICLE 4. Principal Office. The address of the principal office of the Corporation is One Button Hills Boulevard, Suite 300, Nashville, Tennessee 37215.

ARTICLE 5. Corporation for Profit. The Corporation is for profit.

ARTICLE 6. Capital Stock. The Corporation shall have authority, acting by its Board of Directors, to issue not more than 10,000 shares of common stock, no par value (“Common Stock”). All shares of Common Stock shall be one and the same class and when issued shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable.

IN WITNESS WHEREOF, the Corporation has caused this Charter to be signed by Ed Braswell, its President, and attested by John Hunnicutt, its Secretary, this 18 day of November, 2005.

LINK2GOV CORP.

BY
Ed Braswell, President

ATTEST:

BY
John Hunnicutt, Secretary

ARTICLES OF MERGER OF MET ACQUISITION CORP. (a Tennessee corporation) with and into LINK2GOV CORP. (a Tennessee corporation)	RECEIVED STATE OF TENNESSEE 2005 NOV 18 PM 2:17 RILEY DARNELL SECRETARY OF STATE

Pursuant to Section 48-21-107 of the Tennessee Business Corporation Act, MET Acquisition Corp., a Tennessee corporation (the “Sub”), and LINK2GOV CORP., a Tennessee corporation (the “Company”), hereby adopt the following Articles of Merger:

1. The Plan of Merger (“Plan of Merger”) is attached hereto as Exhibit A and incorporated herein by reference.

2. As to the Company and the Sub, shareholder approval is required. The Plan of Merger was approved by the affirmative vote of a majority of all the votes entitled to be cast on the plan by the shareholders of Company and by the sole shareholder of the Sub.

3. The Plan of Merger shall be effective upon the filing of the Articles of Merger with the Secretary of State of Tennessee.

IN WITNESS WHEREOF, these Articles of Merger are hereby signed on behalf of each of the constituent parties hereto on November 18, 2005.

MET Acquisition Corp.,
a Tennessee Corporation

By:
	Name:	Norrie J. Daroga
	Title:	Senior Vice President and
Corporate Secretary

LINK2GOV CORP.,
a Tennessee corporation

By:
	Name:	Edward Braswell
	Title:	President

EXHIBIT E

ARTICLES OF MERGER

OF

MET ACQUISITION CORP.

(a Tennessee corporation)

with and into

LINK2GOV CORP.

(a Tennessee corporation)

Pursuant to Section 48-21-107 of the Tennessee Business Corporation Act, MET Acquisition Corp., a Tennessee corporation (the “Sub”), and LINK2GOV CORP., a Tennessee corporation (the “Company”), hereby adopt the following Articles of Merger:

1. The Plan of Merger (“Plan of Merger”) is attached hereto as Exhibit A and incorporated herein by reference.

2. As to the Company and the Sub, shareholder approval is required. The Plan of Merger was approved by the affirmative vote of a majority of all the votes entitled to be cast on the plan by the shareholders of Company and by the sole shareholder of the Sub.

3. The Plan of Merger shall be effective upon the filing of the Articles of Merger with the Secretary of State of Tennessee.

IN WITNESS WHEREOF, these Articles of Merger are hereby signed on behalf of each of the constituent parties hereto on November 18, 2005.

MET Acquisition Corp.,
a Tennessee Corporation

By:
Name:
Title:

LINK2GOV CORP.,
a Tennessee corporation

By:
Name: Edward Braswell
Title: President

Exhibit A

PLAN OF MERGER

WHEREAS, Link2Gov Corp. (the “Company”) is a corporation existing under the laws of the State of Tennessee;

WHEREAS, MET Acquisition Corp. (“Sub”) is a corporation existing under the laws of the State of Tennessee;

WHEREAS, the Boards of Directors of the Company and Sub have each determined that it is advisable that the Sub merge with and into the Company upon the terms and conditions provided herein (the “Merger”); and

WHEREAS, the Boards of Directors of the Company and Sub have approved an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 30, 2005, among Sub, the Company and Metavante Corporation, a Wisconsin corporation and the sole shareholder of Sub (“Metavante”).

NOW, THEREFORE, Sub and the Company hereby agree to merge into a single corporation as follows:

FIRST: Pursuant to this Plan of Merger, the Sub shall be merged with and into the Company and the separate corporate existence of the Sub shall thereupon cease (the “Merger”). The Company shall be the surviving corporation (the “Surviving Corporation”) and shall retain its corporate identity and succeed to all of the rights, assets, liabilities and obligations of Sub and the Company.

SECOND: The Merger shall became effective upon the filing of Articles of Merger with the Secretary of State of the State of Tennessee, such time being hereinafter referred to as the “Effective Time.”

THIRD:

(a) Each share of the capital stock of the Company issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall, at the Effective Time, be converted into the right to receive a portion of the merger consideration determined in accordance with Article III of the Merger Agreement and in accordance with such share’s liquidation preference. The Merger Agreement will be on file and available for inspection by any shareholder of the Company or Sub at the principal office of the Company at One Burton Hills Boulevard, Suite 300, Nashville, Tennessee 37215.

(b) Each option or warrant to purchase shares of common stock of the Company shall, immediately prior to the Effective Time, be deemed to have been exercised and shall, at the Effective Time, be converted into the right to receive a portion of the merger consideration determined in accordance with Article III of the Merger Agreement.

(c) Each share of common stock, par value $0.01 per share, of Sub issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, be converted into and shall represent one share of the common stock of the Surviving Company so that, immediately after the Effective Time, the sole stockholder of Sub immediately prior to the Effective Time shall be the holder of all of the issued and outstanding shares of capital stock of the Surviving Company.

(d) Shares of the capital stock of the Company held by a shareholder who has properly exercised dissenters rights with respect thereto (the “Dissenting Shares”) in accordance with Chapter 23 of the Tennessee Business Corporation Act and who has not withdrawn or lost said dissenters rights shall not be converted into the right to receive payment under Section 3.2(a)(iii) of the Merger Agreement, but shall, from and after the Effective Time, represent only the right to receive such consideration as may be determined to be due such dissenting shareholder. From and after the Effective Time, a shareholder of the Company who has properly exercised such dissenters rights and who has not withdrawn or lost said dissenters rights shall no longer retain any rights of a shareholder of the Company, except those provided by Tennessee law.

FOURTH: At the Effective Time, by virtue of the Merger and without any action on the part of any party to the Merger Agreement, the Company’s Charter shall be amended and restated as provided in the Merger Agreement and shall be the Charter of the Surviving Corporation, until duly amended in accordance with applicable law.

FIFTH: The bylaws of the Company in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with applicable law.

Dated: November 18, 2005

SECRETARY OF STATE	EFFECTIVE DATE:	08/21/06
CORPORATIONS SECTION	TELEPHONE CONTACT:	(615) 741-2286
WILLIAM R. SNODGRASS TOWER	CONTROL NUMBER:	0414615
312 EIGHTH AVENUE NORTH - SIXTH FLOOR
NASHVILLE, TENNESSEE 37243-0306

CT CORPORATION             SYSTEM

800 S GAY ST

STE 2021

KNOXVILLE, TN 37929

RE: LINK2GOV CORP.

CERTIFICATE OF ADMINISTRATIVE DISSOLUTION

Pursuant to the provisions of Sections 48-24-202 or 48-25-302 of the Tennessee Business Corporation Act or Sections 48-64-202 or 48-65-302 of the Tennessee Nonprofit Corporation Act, respectively, this constitutes notice that the above corporation, and any associated assumed name(s) is hereby administratively dissolved, if a Tennessee corporation, or that its certificate of authority is revoked, if a foreign corporation, for the following reason(s):

For failure to file the Corporation Annual Report, as required by Chapter 16 of the Tennessee Business Corporation Act or the Tennessee Nonprofit Corporation Act.

The corporation or its certificate of authority may be reinstated upon the elimination of the above indicated ground(s) and the filing of an application for reinstatement. The corporate name must be available and otherwise satisify the requirements of Section 48-14-[Illegible] of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act. The reinstatement application fee is Seventy Dollars ($70.00).

Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, YN 37243	APPLICATION FOR REINSTATEMENT FOLLOWING ADMINISTRATIVE DISSOLUTION/REVOCATION	For Office Use Only

Pursuant to the provisions of Section 48-24-203 or Section 48-25-303 of the Tennessee Business Corporation Act or Section 48-64-203 or Section 48-65-303 of the Tennessee Nonprofit Corporation Act, this application is submitted to the Office of the Secretary of State, State of Tennessee, for reinstatement.

1. The name of the corporation is	LINK2GOV CORP.

(Name change if applicable)

2. The effective date of its administrative dissolution/revocation is 8-21-06 (must be month, day, and year).

3. The ground(s) for the administrative dissolution/revocation

☐ did not exist. ☒ has/have been eliminated.	[NOTE: Please mark the applicable box.]

4. The corporate name as listed in number one (1) satisfies the requirements of Tennessee Code Annotated Section 48-14-101 or 48-54-101, as appropriate.

5. The corporation control number as assigned by the Secretary of State, if known is 0414615

[NOTE (APPLIES TO FOR-PROFIT CORPORATIONS ONLY): Prior to this document being accepted for filing, the Division of Business Services will request tax clearance verification from the Tennessee Department of Revenue that the business has properly filed all reports and paid all required taxes and penalties. If we cannot obtain such tax clearance verification from the Department of Revenue, this document will be rejected and returned to the applicant.]

10/19/06	Link2Gov Corp.
Signature Date	Name of Corporation

Manager Legal Services
Signer’s Capacity	Signature

Yes 11.30 [Illegible]	Angela K. Torres
Name (typed or printed)

SS-4439 (Rev. 7/01)	Filing Fee: $70.00	RDA 1678

CORPORATION ANNUAL REPORT

Annual Report Filing Fee Due:

$20, if no changes are made in block #6 to the registered agent/office, or

$40, if any changes are made in block #6 to the registered agent/office.

TENNESSEE SECRETARY OF STATE Attn: Annual Report 312 Eighth Ave. N. 6th Floor William R. Snodgrass Tower Nashville, TN 37243
CURRENT FISCAL YEAR CLOSING MONTH: DECEMBER		THIS REPORT IS DUE ON OR BEFORE: 04/01/2009
(1) SECRETARY OF STATE CONTROL NUMBER: 0414615
(2A) NAME AND MAILING ADDRESS OF RECORD:		(2B) STATE OR COUNTRY OF INCORPORATION: TENNESSEE
LINK2GOV CORP. 4900 W. BROWN DEER RD. BD2111 MILWAUKEE, Wl, 53223-0000		(2C) ADD OR CHANGE MAILING ADDRESS: 4101 W 38TH STREET SIOUX FALLS, SD, 57106

(3) A. PRINCIPAL ADDRESS OF RECORD: ONE BURTON HILLS, BLVD/STE-300, NASHVILLE, TN 37215-000 B. CHANGE OF PRINCIPAL ADDRESS: NO CHANGE
Street	City	State	Zip Code +4
(4) NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS
Title	Name	Business Address	City, State Zip Code +4
PRESIDENT	FRANK D’ANGELO	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
SECRETARY	DONALD W LAYDEN, JR	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
TREASURER	MICHAEL D HAYFORD	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
SVP	BRUCE G HOPKINS	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
VP & ASST SEC	STACEY BRUCKNER	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
VP & ASST SEC	MARIE GARDNER	4101 W 38TH STREET	SIOUX FALLS, SD 57106
VP & GENERAL MANAGER	HOLLY S HUGGINS	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
VP TAX	ELIZABETH GALLOWAY	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
VP REAL ESTATE	SEAN OLIVER	4900 W BROWN DEER RD	BROWN DEER, Wl 53223
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE.) ☒ NONE, OR LISTED BELOW
Name	Business Address		City, State, Zip Code +4
FRANK D’ANGELO	4900 W BROWN DEER RD		BROWN DEER. Wl 53223

(6)    A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: CT CORPORATION SYSTEM

         B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: 800 S GAY ST, STE 2021, KNOXVILLE,
TN 37929-0000

         C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

         (I.) CHANGE OF REGISTERED AGENT:

         (II.) CHANGE OF REGISTERED OFFICE:

         (County)

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: N/A

B. TENNESSEE RELIGIOUS CORPORATION: N/A
(8) SIGNATURE ELECTRONIC		(9) DATE: 1/28/2009
(10) TYPE PRINT NAME OF SIGNER MARIE GARDNER		(11) TITLE OF FILER: VICE PRESIDENT
FILED, Tre Hargett, Tennessee Secretary Of State, 01/28/2009 14:59:10 CONFIRMATION NUMBER: 1000068987

Tennessee Corporation Annual Report Form File online at: http://TNBear.TN.gov/AR Due on/Before:04/01/2010

AR Filing #: 02252889

Status: Complete

This Annual Report has been successfully
paid for and submitted. Your Annual Report
will be reviewed by Business Services and
filed within 48 hours. Please keep this
report for your records.

Annual Report Filing Fee Due:
$20 if no changes are made in block 3 to the registered agent/office, or
$40 if any changes are made in block 3 to the registered agent/office

SOS Control Number: 414615
Corporation For-Profit-Domestic	Date Formed: 09/25/2001	Formation Locale: Davidson County

(1) Name and Mailing Address:	(2) Principal Office Address:
LINK2GOV CORP.	One Burton Hills Blvd Suite 300
One Burton Hills Blvd Suite 300	Nashville, TN 37215 USA
Nashville, TN 37215 USA

(3) Registered Agent (RA) and Registered Office (RO) Address:	Agent Changed: No
CT CORPORATION SYSTEM
800 S GAY ST
STE 2021
KNOXVILLE, TN 37929 USA

(4) Name and business address (with zip code) of the President, Secretary and other principal officers.

Title	Name	Business Address	City, State, Zip
President	Frank D’Angelo	One Burton Hills Blvd Suite 300	Nashville, TN 37215
Secretary	Michael L. Gravelle	One Burton Hills Blvd Suite 300	Nashville, TN 37215
Treasurer	Kirk T Larsen	One Burton Hills Blvd Suite 300	Nashville, TN 37215
Vice President	Jason L. Couturier	One Burton Hills Blvd Suite 300	Nashville, TN 37215

(5) Board of Directors names and business address (with zip code). (    None)

Name	Business Address	City, State, Zip
Michael L Gravelle	One Burton Hills Blvd Suite 300	Nashville, TN 37215
Gary A. Norcross	One Burton Hills Blvd Suite 300	Nashville, TN 37215
George P. Scanlon	One Burton Hills Blvd Suite 300	Nashville, TN 37215

(6) This section applies to non-profit corporations ONLY.

A.	Our records reflect that your non-profit corporation is a public benefit or a mutual benefit corporation as indicated. If blank or incorrect, please check appropriately: Public Mutual

B.	If a Tennessee religious corporation, please check here if blank: Religious

(7) Signature: Electronic	(8) Date: 03/29/2010 6:14 PM
(9) Type/Print Name: Kelly Lettmann	(10) Title: POA

SS-4444	RDA 1678

STATE OF TENNESSEE Tre Hargett, Secretary of State Division of Business Services 312 Rosa L. Parks Avenue 6th Floor, William R. Snodgrass Tower Nashville, TN 37243

CFS	June 21, 2010
8161 Hwy. 100, 172
Nashville, TN 37221

Request Type: Certificate of Existence/Authorization	Issuance Date: 06/21/2010
Request #: 0015920	Copies Requested: 1

Document Receipt
Receipt #: 203776		Filing Fee: $20.00
Payment-Account - CFS, Nashville, TN		$20.00
Regarding: LINK2GOV CORP.
Filing Type: Corporation For-Profit - Domestic		Control #: 414615
Charter/Qualification Date: 09/25/2001		Date Formed: 09/25/2001
Status: Active		Formation Locale: Davidson County
Duration Term: Perpetual		Inactive Date:

CERTIFICATE OF EXISTENCE

I, Tre Hargett, Secretary of State of the State of Tennessee, do hereby certify that effective as of the issuance date noted above

LINK2GOV CORP.

* is a Corporation duly incorporated under the law of this State with a date of incorporation and duration as given above;

* has paid all fees, taxes and penalties owed to this State (as reflected in the records of the Secretary of State and the Department of Revenue) which affect the existence/authorization of the business;

* has filed the most recent corporation annual report required with this office;

* has appointed a registered agent and registered office in this State;

* has not filed Articles of Dissolution or Articles of Termination. A decree of judicial dissolution has not been filed.

Tre Hargett, Secretary of State
Business Services Division

Processed By:    Nichole Hambrick

Phone 615-741-6488 * Fax (615) 741-7310 * Website: http://tnbear.tn.gov/